EXHIBIT 99.2

                                                   NEWTEK BUSINESS SERVICES, INC.
                                      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                            JUNE 30, 2004

                                             NEWTEK BUSINESS        CRYSTALTECH
                                              SERVICES, INC.        WEB HOSTING
                                                HISTORICAL              INC.               PRO FORMA                PRO FORMA
                                               CONSOLIDATED          HISTORICAL           ADJUSTMENTS             CONSOLIDATED
                                           ---------------------------------------------------------------------------------------

ASSETS
Cash                                                $ 37,649,541       $ 1,345,966           $ 7,766,727 (a)        $ 46,762,234
Restricted Cash                                        2,060,788           -                       -                   2,060,788
Credits in Lieu of cash                               70,853,664           -                       -                  70,853,664
Investments in qualified businesses                    1,555,475           -                       -                   1,555,475
SBA Loans Receivable, net                             38,096,972           -                       -                  38,096,972
Structured insurance product                           3,135,408           -                       -                   3,135,408
Accounts Receivable                                      902,157           142,533              (142,533)(b)             902,157
Receivable from bank                                   2,002,756           -                       -                   2,002,756
Software Development Costs                                     -            28,447                 -     (c)              28,447
SBA Loans Held For Sale                                2,840,714           -                       -                   2,840,714
Prepaid insurance and expenses                        14,170,099            53,624                 -     (c)          14,223,723
Property & Equipment, net                                815,058           386,466                 -     (c)           1,201,524
Customer Accounts                                      2,729,191           -                   1,757,550 (c)           4,486,741
Goodwill                                               2,201,644           -                  12,733,480 (c)          14,935,124
Other Assets                                           5,309,650            13,500                 -                   5,323,150
                                                                                                                            -
                                                                                                                            -
                                           ---------------------------------------------------------------------------------------
Total Assets                                       $ 184,323,117       $ 1,970,536           $22,115,224            $208,408,877
                                           =======================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Accounts Payable & Accrued
   Liabilities                                     $   6,001,753       $   254,915                       (c)         $ 6,256,668
Contingent purchase price payable                         -                  -                 3,000,000 (g)           3,000,000
Note payable in credits of lieu of cash               67,921,494             -                     -                  67,921,494
Bank Notes Payable                                    37,658,253             -                     -                  37,658,253
Notes Payable                                         10,585,957           600,000              (600,000)(b)          10,585,957
Deferred tax liability                                10,905,455             -                     -                  10,905,455
Deferred revenues                                         -              1,057,805              (240,960)(c)             816,845
                                           ---------------------------------------------------------------------------------------
Total Liabilities                                    133,072,912         1,912,720             2,159,040             137,144,672
                                           ---------------------------------------------------------------------------------------

Minority Interest                                      7,631,729             -                     -                   7,631,729
                                           ---------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY
Common Stock                                             537,246             -                   121,389 (d)             658,635
Additional Paid-In Capital                            29,290,600             -                20,142,611 (d)          49,433,211
Unearned compensation                                 (1,579,826)                               (250,000)(d)          (1,829,826)
Retained Earnings                                     15,370,456            57,816               (57,816)(d)          15,370,456
                                           ---------------------------------------------------------------------------------------
           Total Stockholders' Equity                 43,618,476            57,816            19,956,184              63,632,476

Total Liabilities & Stockholders'          ---------------------------------------------------------------------------------------
   Equity                                          $ 184,323,117       $ 1,970,536          $ 22,115,224            $ 208,408,877
                                           =======================================================================================

See notes to unaudited proforma condensed consolidated balance sheet.

Notes to Unaudited Pro Forma Condensed Consolidated
Balance Sheet
------------------------------------------------------------------------------------------------------------------------------------

(a) Adjustment to reflect cash received in offering, and the cash paid to the sellers at the closing date:

                                    Amount received in offering       $ 19,764,000
                                    Cash paid to seller                (10,000,000)
                                    Acquisition costs                     (955,000)
                                    Cash on hand not purchased          (1,345,966)
                                    Purchase price adjustment              303,693 See (c)
                                                                ------------------
                                    Total                              $ 7,766,727
                                                                ==================

(b) Asset not purchased or liability not assumed.

(c) Reconciliation of net assets acquired, amounts paid or payable, and allocation of excess purchase price:

      Fair value of assets acquired:
      Cash                                                                                                     $     303,693 See (e)
      Software Development Costs                                                                                      28,447
      Prepaid insurance and expenses                                                                                  53,624
      Property & Equipment, net                                                                                      386,466
      Other Assets                                                                                                    13,500
                                                                                                               -------------
                                                                                                               $     785,730
                                                                                                               -------------

      Fair value of liabilities assumed:
      Accounts payable and accrued liabilities                                                                 $     254,915
      Deferred Revenues - fees received in advance                                                                 1,057,805
      Deferred Revenues - set-up fees                                                                               (240,960)
                                                                                                               -------------
      Total liabilities                                                                                        $   1,071,760
                                                                                                               -------------

      Net assets acquired                                                                                      $    (286,030)
      Less purchase price paid:
                                      Cash paid at closing                                 $ (10,000,000)
                                      Stock issued at closing                                   (250,000)
                                      Contingent purchase price                               (3,000,000)
                                      Acquisition costs                                         (955,000)      $ (14,205,000)
                                                                                           -------------       -------------

      Excess of purchase price over net assets acquired                                                        $ (14,491,030)
                                                                                                               =============

                                      Allocated to customer merchant accounts and other intangibles            $   1,757,550 See (f)
                                      Allocated to goodwill                                                       12,733,480
                                                                                                               -------------
                                                                                                               $  14,491,030
                                                                                                               =============

(d) Adjustment to reflect additional paid-in capital as follows:
      Common stock issued                                                                                      $     121,389 See (h)
      Additional paid-in capital resulting from issuance
      of Newtek common stock                                                                                      20,142,611 See (h)
      Elimination of Crystal Tech retained earnings                                                                  (57,816)

(e) The asset purchase agreement, paragraph 1(c), provides that $303,693 will be an adjustment to the purchase price and accordingly will remain as cash in CrystalTech.

(f) The value of the customer accounts is based directly on a valuation performed by
    Maxim Group LLC. We reviewed both the detail of the valuation and the details of the asset being considered and determined that the estimated fair value stated was reasonable.

(g) The asset purchase agreement, paragraph 2(e), provides for contingent payments of $1,250,000 in cash and $1,750,000 in our stock based on certain earnings hurdles.
    We have determined that the payment of these amounts currently appears likely.

(h) Cash proceeds received in this offering                                                $19,764,000
    Add: Value of shares issued in CrystalTech acquisition                                     250,000
    Add: Unearned compensation on restricted shares issued to employees of CrystalTech         250,000
    Less: Par value of shares issued in this offering and CrystalTech acquisition             (121,389)
                                                                                         -------------
    Total                                                                                  $20,142,611
                                                                                         =============

                                                                  NEWTEK BUSINESS SERVICES, INC.
                                                  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                                              FOR THE SIX MONTHS ENDED JUNE 30, 2004
                                  ----------------------------------------------------------------------------------------------
                                                         NEWTEK        CRYSTALTECH WEB
                                                       HISTORICAL       HOSTING, INC.        PRO FORMA              PRO FORMA
                                                      CONSOLIDATED       CONSOLIDATED       ADJUSTMENTS            CONSOLIDATED
                                                     ---------------------------------------------------------------------------

Revenue                                                $ 22,352,828      $ 3,774,260      $       -                $ 26,127,088

Operating expenses                                       22,744,714        1,689,973          393,177 (a)            24,827,864
                                                     ---------------------------------------------------------------------------

Income (loss) before minority interest
and provision for taxes                                    (391,886)       2,084,287         (393,177)                1,299,224
                                                     ---------------------------------------------------------------------------

Minority interest in income                                 610,581                -                -                   610,581
                                                     ---------------------------------------------------------------------------

Income (loss) before (provision) for taxes                  218,695        2,084,287         (393,177)                1,909,805

Provision for taxes                                         (89,665)               -         (693,355)(b)              (783,020)
                                                     ---------------------------------------------------------------------------

Net income (loss) from continuing operations           $    129,030      $ 2,084,287     $  1,086,532              $  1,126,785
                                                     ===========================================================================

Weighted average number of shares (basic)                26,624,960                         6,069,444 (c)            32,694,404
Weighted average number of shares (diluted)              27,158,205                         6,069,444 (c)            33,227,649

Income per share (basic)                               $       0.00                                                $       0.03
Income per share (diluted)                             $       0.00                                                $       0.03

Notes to Unaudited Pro Forma Condensed Consolidated
Statement of Income
-----------------------------

(a)  Adjustments to operating expenses assuming the acquisition had been consummated on January 1, 2004:

     Amortization of deferred compensation                                                 41,667
     Amortization of customer merchant accounts and other intangibles                     351,510
                                                                                    -------------
                                                                                        $ 393,177
                                                                                    =============

     Customer accounts represent the portfolio of accounts that were purchased in the acquisition, (26,000 customer accounts) which will be providing most of the acquired CrystalTech's revenues. Based upon our experience, we have determined that a 30 month period is appropriate for amortization. In addition, this amortization period is within the industry standard.

(b)  Adjustment to reflect a pro forma effective tax rate of 41% based on our historical effective tax rate.

(c)  Share reconciliation:

        Secondary offering of $21,600,000 at $3.60 a share             6,000,000
        $250,000 of our common stock at a price of $3.60 a share          69,444
        to be paid at closing (excludes an additional equal amount of stock to be issued to CrystalTech employees as restricted shares subject to three year vesting)